Exhibit 32.2

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by IMAC Holdings, Inc. (the “Registrant”) of its Annual Report on Form 10-K/A for the year ended December 31, 2024 (the “Annual Report”) with the Securities and Exchange Commission, I, Sheri Gardzina, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Annual Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: June 30, 2025	By:	/s/ Sheri Gardzina
	Name:	Sheri Gardzina
	Title:	Chief Financial Officer
(Principal Financial Officer)